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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2011

ANIMAL HEALTH INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-33273 (Commission File No.)	71-0982698 (IRS Employer Identification No.)

7 Village Circle, Suite 200
Westlake, Texas 76262
(Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code: (817) 859-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

        On March 14, 2011, Animal Health International, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Lextron, Inc., a Colorado corporation ("Parent"), and Buffalo Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"). Subject to the terms of the Merger Agreement, Merger Sub will merge with and into the Company with the Company being the surviving entity and continuing as a wholly owned subsidiary of Parent (the "Merger").

        Subject to the terms of the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of the Company's common stock (other than shares owned by the Company, its subsidiaries, Parent or Merger Sub and shares owned by stockholders who have perfected and not withdrawn a demand for appraisal rights under Delaware law) will be converted into the right to receive cash, without interest, in an amount equal to $4.25 per share. The Merger Agreement and the transactions contemplated by the Merger Agreement were approved by the Company's board of directors.

        The vesting conditions of all outstanding stock options, restricted stock units and deferred stock units will be fully accelerated immediately prior to the closing, pursuant to the terms of the award agreements under which such awards were originally issued. Each outstanding stock option will be cancelled at the effective time of the Merger in exchange for the payment of an amount in cash equal to the product of (x) the number of shares of the Company's common stock subject to such stock option and (y) the excess, if any, of $4.25 over the per share exercise price of such stock option, less any applicable federal or state withholding tax. Each outstanding restricted stock unit and deferred stock unit will be cancelled at the effective time of the Merger in exchange for the payment of an amount in cash equal to the product of (x) the number of shares of the Company's common stock subject to such restricted stock unit award or deferred stock unit award and (y) the excess, if any, of $4.25 over the per share exercise or purchase price, if any, of such restricted stock unit award or deferred stock unit award, less any applicable federal or state withholding tax.

        The Merger Agreement contains a customary "no-shop" covenant under which the Company is not permitted to solicit alternative acquisition proposals from third parties, engage in discussions or negotiations with or provide information to third parties regarding any such alternative acquisition proposals or enter into any agreement with third parties relating to such alternative acquisition proposals. The "no-shop" provision is subject to certain exceptions that permit the Company's board of directors to comply with its fiduciary duties, which would enable the Company to provide information to, and engage in discussions or negotiations with, third parties with respect to unsolicited alternative acquisition proposals.

        The Merger Agreement contains certain termination rights for the Company and Parent. Upon termination of the Merger Agreement under specified circumstances, including if the Company accepts a superior acquisition proposal, the Company will pay Parent a termination fee of $5.0 million. If either party terminates the Merger Agreement because the stockholders have not approved the transaction, the Company will pay all of Parent's and the LGP Funds' (as defined below) out-of-pocket expenses up to $3.0 million. The Merger Agreement also provides that Parent will be required to pay the Company a reverse termination fee of $15.0 million (the "Parent Termination Fee") if all closing conditions have been satisfied, but the Merger Agreement has been terminated because Parent has not received the proceeds of the Debt Financing (as defined below). Finally, the Merger Agreement provides that Parent will be required to pay the Company an amount equal to $7.5 million (the "Regulatory Termination Fee") if the Merger Agreement has been terminated because an antitrust order seeks to restrain or prohibit the transaction and Parent fails to implement actions described in the Merger Agreement necessary to alleviate such antitrust order.

        The Merger Agreement does not contain any financing condition. Funds affiliated with Leonard Green & Partners, L.P. (the "LGP Funds") have committed to purchase equity interests in Parent in an amount equal to $100.0 million in the aggregate (the "Equity Proceeds") on the terms and conditions set forth in (x) an equity commitment letter dated March 14, 2011 (the "Equity Commitment Letter"), and (y) a securities purchase agreement by and between the LGP Funds and Parent dated March 14, 2011. Pursuant to such securities purchase agreement the LGP Funds have agreed to purchase up $125.0 million of equity interests in Parent ($100.0 million in Equity Proceeds will be used by Parent to fund a portion of the merger consideration payable to the Company's stockholders). The LGP Funds also have provided a guaranty in favor of the Company pursuant to a limited guaranty dated March 14, 2011 (the "Guaranty"), which, subject to the terms and conditions of the Guaranty, guarantees the payment of 33.0% of Parent's obligation to pay the Parent Termination Fee or the Regulatory Termination Fee, as applicable, pursuant to the Merger Agreement.

        Parent has obtained a debt financing commitment (the "Debt Financing") for the transactions contemplated by the Merger Agreement, the aggregate proceeds of which, combined with the Equity Proceeds, will be sufficient for Parent to pay the aggregate merger consideration and all related fees and expenses. The completion of the Merger is subject to various customary closing conditions, such as obtaining the approval of the Company's stockholders and expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

        The foregoing description of each of the Merger Agreement, the Equity Commitment Letter and the Guaranty does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, the Equity Commitment Letter and the Guaranty, which are filed as Exhibits 2.1, 10.1 and 10.2, hereto, respectively, and are incorporated into this report by reference.

        The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of the specific dates therein, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing those matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or Parent or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company's public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and the other documents that the Company files with the Securities and Exchange Commission (the "SEC").

Voting Agreements

        In connection with the Merger, Parent, Merger Sub and the Company have entered into voting agreements, each dated as of March 14, 2011 (the "Voting Agreements"), with investment funds affiliated with Charlesbank Capital Partners, LLC (the "Charlesbank Funds") and James C. Robison (the "Robison"), our President and Chief Executive Officer, pursuant to which, among other things, the Charlesbank Funds and Robison have agreed to vote all shares of the Company's common stock beneficially owned by the Charlesbank Funds and Robison in favor of the adoption of the Merger Agreement, and against any alternative acquisition proposal and against any action or agreement that would delay, prevent, impede or impair the ability of Parent to complete the Merger or the ability of the Company to consummate the Merger or the transactions contemplated by the Merger Agreement. As of the date hereof, the Charlesbank Funds and Robison own beneficially and of record an aggregate of approximately 33.0% of the Company's outstanding common stock. The Voting Agreements terminate upon a termination of the Merger Agreement.

        The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the Voting Agreements, each of which is attached hereto as Exhibits 10.3 and 10.4, and each of which is incorporated into this report by reference.

Item 5.02

        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        On March 14, 2011, we entered into amendments to the employment agreements with our President and Chief Executive Officer, James C. Robison, our Sr. Vice President and Chief Financial Officer, William F. Lacey, and our General Counsel and Secretary, Damian Olthoff. The purpose of the amendments was to accelerate each executive's cash severance arrangements currently existing in such executive's employment agreement, such that the severance shall be paid upon the consummation of the Merger.

        The above description of the amendments is a summary and is qualified in its entirety by the amendments themselves, which are filed as Exhibits 10.5, 10.6, and 10.7 to this Current Report on Form 8-K and are incorporated herein by reference.

        In addition, we granted cash bonuses to each of Messrs. Robison, Lacey and Olthoff in the amount of $350,000, $200,000 and $50,000. These bonus awards are based on the year-to-date financial performance of the Company and performance of the individual recipient during the fiscal year ended June 30, 2011, and are pro-rated for the fiscal year ended June 30, 2011. These bonus awards are conditioned upon each individual recipient being employed by the Company as of the Closing (as defined in the Merger Agreement) and shall be paid upon Closing, subject to and conditioned upon the consummation of the Merger.

Item 7.01.    Regulation FD Disclosure.

        On March 14, 2011, the Company and Parent issued a joint press release announcing the entering into of the Merger Agreement. This press release is attached as Exhibit 99.1 hereto.

        In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K under Item 7.01 (Regulation FD Disclosure) shall be deemed "furnished" and not "filed" with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01    Financial Statements and Exhibits.

        (d)   Exhibits.

2.1	Agreement and Plan of Merger, dated March 14, 2011, by and among Lextron, Inc., Buffalo Acquisition, Inc., and Animal Health International, Inc.*
10.1	Equity Commitment Letter Agreement by and among the LGP Funds and Animal Health International, Inc., dated March 14, 2011.
10.2	Limited Guaranty by and among the LGP Funds and Animal Health International, Inc., dated March 14, 2011.
10.3	Voting Agreement by and among Lextron, Inc., Buffalo Acquisition, Inc., Animal Health International, Inc. and the Charlesbank Funds, dated March 14, 2011.
10.4	Voting Agreement by and among Lextron, Inc., Buffalo Acquisition, Inc., Animal Health International, Inc. and James C. Robison, dated March 14, 2011.
10.5	Amendment No. 3 to Employment Agreement by and between Walco International, Inc. and James C. Robison dated as of dated March 14, 2011.

10.6	Amendment No. 4 to Employment Agreement by and between Walco International, Inc. and Damian Olthoff dated March 14, 2011.
10.7	Amendment No. 5 to Employment Agreement by and between Walco International, Inc. and William F. Lacey dated March 14, 2011.
99.1	Press Release, dated March 14, 2011.**

*
Schedules and exhibits to the agreement have been omitted pursuant to Section 601(b)(2) of Regulation S-K. Animal Health International, Inc. agrees to furnish supplementally a copy of any omitted schedule or exhibit upon the request of the SEC.

**
In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K under Item 7.01 (Regulation FD Disclosure) shall be deemed "furnished" and not "filed" with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Additional Information about the Merger and Where to Find It

        In connection with the merger, Animal Health International, Inc. ("AHII") intends to file a proxy statement with the Securities and Exchange Commission (the "SEC") and mail it to its stockholders. Investors and security holders of AHII are urged to read the proxy statement and the other relevant material when they become available because they will contain important information about AHII, Lextron, the proposed merger, and related matters. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER. The proxy statement and other relevant materials (when available), and any and all documents filed by AHII with the SEC, may also be obtained for free at the SEC's website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by AHII by directing a written request to Animal Health International, Inc., 7 Village Circle, Ste 200, Westlake, Texas 76262, Attention: General Counsel and Secretary.

        This announcement is neither a solicitation of proxy, an offer to purchase nor a solicitation of an offer to sell shares of AHII. AHII, its executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of AHII in connection with the proposed merger. Information about those executive officers and directors of AHII and their ownership of AHII common stock is set forth in the proxy statement for AHII's 2010 Annual Meeting of Stockholders, which was filed with the SEC on October 27, 2010, and is supplemented by other public filings made, and to be made, with the SEC. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed merger.

Safe Harbor and Forward Looking Statements

        Certain items in this report may constitute forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. AHII can give no assurance that expectations will be attained. Important factors that could cause actual results to differ materially from those presently expected include: the uncertainty of shareholder and regulatory approvals; the parties' ability to satisfy the merger agreement conditions and consummate the transaction; factors and risks previously and from time to time detailed in AHII's filings with the Securities and Exchange Commission, including the 2010 Annual Report on Form 10-K, which was filed on September 10, 2010. Such forward-looking statements speak only as of the date of this press release. AHII expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in AHII's expectations with regard thereto or change in events, conditions, or circumstances on which any such statement is based.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

ANIMAL HEALTH INTERNATIONAL, INC.
By:	/s/ DAMIAN OLTHOFF Name: Damian Olthoff Title: General Counsel and Secretary

March 14, 2011

 EXHIBIT INDEX

2.1	Agreement and Plan of Merger, dated March 14, 2011, by and among Lextron, Inc., Buffalo Acquisition, Inc., and Animal Health International, Inc.*
10.1	Equity Commitment Letter Agreement by and among the LGP Funds and Animal Health International, Inc., dated March 14, 2011.
10.2	Limited Guaranty by and among the LGP Funds and Animal Health International, Inc., dated March 14, 2011.
10.3	Voting Agreement by and among Lextron, Inc., Buffalo Acquisition, Inc., Animal Health International, Inc. and the Charlesbank Funds, dated March 14, 2011.
10.4	Voting Agreement by and among Lextron, Inc., Buffalo Acquisition, Inc., Animal Health International, Inc. and James C. Robison, dated March 14, 2011.
10.5	Amendment No. 3 to Employment Agreement by and between Walco International, Inc. and James C. Robison dated as of dated March 14, 2011.
10.6	Amendment No. 4 to Employment Agreement by and between Walco International, Inc. and Damian Olthoff dated March 14, 2011.
10.7	Amendment No. 5 to Employment Agreement by and between Walco International, Inc. and William F. Lacey dated March 14, 2011.
99.1	Press Release, dated March 14, 2011.**

*
Schedules and exhibits to the agreement have been omitted pursuant to Section 601(b)(2) of Regulation S-K. Animal Health International, Inc. agrees to furnish supplementally a copy of any omitted schedule or exhibit upon the request of the SEC.

**
In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K under Item 7.01 (Regulation FD Disclosure) shall be deemed "furnished" and not "filed" with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

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  Item 1.01. Entry into a Material Definitive Agreement.
  Item 5.02
  Item 7.01. Regulation FD Disclosure.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX